INVESTMENT MANAGEMENT AGREEMENT

This INVESTMENT MANAGEMENT AGREEMENT is
made as of this 1st day of July 2015, between Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105 and Wells Fargo Funds Management, LLC (the "Manager"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

WHEREAS, the Trust is registered under the Investment
Company Act of 1940, as amended (the "1940 Act") as an openend management investment company and is authorized to issue interests (as defined in the Trust's Declaration of Trust, as amended and supplemented from time to time), in separate series;

WHEREAS, the Trust desires that the Manager provide investment management services consisting of advisory services and Fund-level (as opposed to class-level) administrative services to each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund" and collectively the "Funds"), and the Manager is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust has entered into a separate Class-
Level Administration Agreement with the Manager for the provision of class-level administrative services ("Class-Level
Duties").

NOW THEREFORE, the Trust and the Manager agree as follows:

Section 1. Appointment of the Manager. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series.

The investment authority granted to the Manager shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

The Trust hereby appoints the Manager, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

The Trust hereby appoints the Manger to provide the Fundlevel duties and services as set forth in Section 2(b) hereof, for the compensation and on the terms herein provided, and the Manager hereby accepts such appointment. Each new investment portfolio established in the future by the Trust shall automatically become a "Fund" for all purposes hereunder as if it were listed on Schedule
A, absent written notification to the contrary by either the Trust or the Manager.

Section 2. Duties of the Manager.

(a) Advisory Services.

(i) The Manager shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Manager shall make all decisions with respect to the allocation of the Funds' investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Manager is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Manager is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(ii) The Manager will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Manager, and on its own initiative will furnish the Board from time to time with such information as the Manager may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The
Manager will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Manager may believe appropriate or as the Board reasonably may request.

The Manager shall promptly notify the Trust of (A) any changes regarding the Manager that would impact disclosure in the Trust's Registration Statement, or (B) any violation of any requirement, provision, policy or restriction that the Manager is required to comply with under Section 6 of this Agreement. The Manager shall immediately notify the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the Trust.

(iii) The Manager will from time to time employ or subcontract the services to certain persons as the Manager believes to be appropriate or necessary to assist in the execution of the Manager's duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Manager of its responsibilities or liabilities hereunder and provided further that the Manager shall not have the authority to sub-contract advisory responsibilities without the consent of the Trust. The cost of performance of such duties will be borne and paid by the Manager. No obligation may be imposed on the Trust in any such respect.

The Manager shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Manager will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(iv) The Manager shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Manager shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Manager pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Manager shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Manager's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Manager to the Trust or the Trust's authorized representatives.

(v) With respect to a Fund, the Manager shall have no duties or obligations pursuant to this Agreement other than as specified in Section 2(b) hereof, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(b) Fund-Level Administrative Services. The Manager shall, at its expense, provide the following Fund-level administrative services in connection with the operations of the Trust and the Funds, to the extent such services are not provided to a Class of a Fund and covered under the Funds' Class-Level Administration
Agreement:

i) coordinate, supervise and make all payments to the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and recordkeepers;

ii) receive and tabulate shareholder votes;

iii) furnish statistical and research data;

iv) coordinate (or assist in) the preparation and filing with the U.S. Securities and Exchange Commission
("SEC") of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

v) prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

vi) prepare and file Form 24F-2s and N-SARs;

vii) review bills submitted to the Funds and, upon determining that a bill is appropriate, allocating amounts to the appropriate Funds and instructing the Funds' custodian to pay such bills;

viii) coordinate (or assist in) the preparation of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications;

ix) prepare expense table and performance information for annual updates;

x) provide legal and regulatory advice to the Funds in connection with its other administrative functions, including assignment of matters to outside legal counsel on behalf of the Trust and supervising the work of such counsel;

xi) provide office facilities and clerical support for the Funds;

xii) develop and implement procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions;

xiii) serve as liaison between the Funds and their independent auditors;

xiv) prepare and file tax returns;

xv) review payments of Fund expenses;

xvi) prepare expense budgeting and accruals;

xvii) provide communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant, any coadministrators, and other service organizations that render recordkeeping or shareholder communication services;

xviii) provide information to the Funds' distributor concerning fund performance and administration;

xix) provide reports to the Funds' board of directors regarding its activities;

xx) assist in the preparation and assembly of meeting materials, including comparable fee information, as required, for the Funds' board of directors; and

xxi) provide any other administrative services reasonably necessary for the operation of the Funds other than those services that are to be provided by the Trust's transfer and dividend disbursing agent, custodian, and fund accountant, provided that nothing in this Agreement shall be deemed to require Funds Management to provide any services that may not be provided by it under applicable banking laws and regulations.

In performing all Fund-level administrative services under this Section 2(b), the Manager shall: (a) act in conformity with the Trust's Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to time, and all relevant rules thereunder, and with the Trust's registration statement under the Securities Act of 1933 and the 1940 Act, as may be amended from time to time; (b) consult and coordinate with legal counsel to the Trust as necessary and appropriate; and (c) advise and report to the Trust and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

In connection with its duties under this Section 2(b), the Manager may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with Manager to comply with this Agreement and all relevant provisions of the 1940 Act and any other applicable laws as may be amended from time to time, and all relevant rules thereunder. Manager will provide the Trust with a copy of each sub-administration agreement it executes relating to the Trust. Manager will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Section 11.

Section 3. Delivery of Documents to the Manager. The
Trust has furnished the Manager with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and
(c) Written guidelines, policies and procedures adopted by the Trust.

The Trust will furnish the Manager with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Trust shall furnish the Manager with any further documents, materials or information that the Manager may reasonably request in connection with the performance of its duties hereunder.

Section 4. Delegation of Responsibilities. The Manager may carry out any of its obligations under this Agreement (other than under Section 2(b) hereof) by employing, subject to supervision by the Manager, one or more Sub-Manager(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 ("Sub-Advisers"). Each Sub-Adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Manager shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Manager shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement.
The Manager may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

Section 5. Control by Board. Any investment management activities undertaken by the Manager pursuant to this Agreement, as well as any other activities undertaken by the Manager on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements.
In carrying out its obligations under this Agreement, the Manager shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

(d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Manager shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the Trust's policies on proxy voting.

Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Funds, the Manager is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Manager will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the Fund and to other clients of the Manager. The Manager is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange
Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders. In addition to the fees described in Section 10 of this Agreement, the Trust (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Trust) shall pay all of its Fund-level expenses which are not expressly assumed by the Manager pursuant to Section 2(b) or otherwise hereunder. The Fund-level expenses of legal counsel and accounting experts retained by the Manager, after consulting with the Trust's legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by the Manager of its duties under this Agreement, shall be deemed to be Fund-level expenses of, and shall be paid for by, the Trust.

The Manager shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition, the Manager shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Trust:
(a) to amend the Trust's registration statement or supplement the Fund's prospectus, and circulate the same, to reflect a change in the personnel of the Manager responsible for making investment decisions in relation to a Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940
Act) of the Manager, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Manager.

Section 10. Compensation.

(a) As compensation for the investment management services provided under this Agreement, the Trust shall pay the Manager fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. The fees payable pursuant to this Paragraph shall be calculated based on the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of each Fund's net assets, as appropriate, during the preceding month. If the fee payable to the Manager pursuant to this Paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Fund's net assets shall be computed in the manner specified in that Fund's registration statement as then on file with the SEC for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares. For purposes of this Agreement, a "business day" for a Fund is any day that the Fund is open for trading;

(b) No fee, other than the management fee payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time, payable for the Fund-level administrative services set forth in Section 2(b) of this Agreement, shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or a single separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act (a "Master-Feeder Fund structure");

(c) The Manager shall receive a fee as specified below for investment management services consisting of both Fundlevel administrative services and asset allocation services if a Fund invests some of its investment assets in two or more registered, open-end management investment companies, or separate series thereof, in each case, in accordance with
Section 12(d)(1)(G) under the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

     Dormant Investment Management Fee
     as % of Avg. Daily Net Asset Value
       First 5B      0.30
       Next 5B       0.29
       Over 10B      0.28

Section 11. Standard of Care. The Trust will expect of the Manager, and the Manager will give the Trust the benefit of, the Manager's best judgment and efforts in rendering its services to the Trust, and the Manager shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Manager shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the
Manager to the Funds are not to be deemed to be exclusive, and the Manager shall be free to render investment management or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Manager may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Manager, to the extent that such services may be permitted by law, and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 13. Records. The Manager shall, with respect to orders the Manager places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds' administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust and will be made available for inspection and use by the Trust and its authorized representatives.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Manager and the Trust, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940
Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, or by the Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

This Agreement may also be terminated immediately by the Trust or the Manager in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

Section 16. Indemnification by the Manager. The Trust shall not be responsible for, and the Manager shall indemnify and hold the Trust or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Manager or any of its officers, directors, employees or agents.

Section 17. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Manager against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention C. David Messman, and that of the Manager shall be 525 Market
Street, 12th Floor, San Francisco, California 94105, Attention
Karla M. Rabusch.

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment of this Agreement. This
Agreement supersedes the Amended and Restated Investment
Advisory Agreement between the parties hereto dated August 6, 2003, and amended as of October 1, 2005 and March 27, 2009, and combines the Fund-level administrative duties and fees of the Amended and Restated Administration Agreement between the parties hereto dated March 1, 2013 and amended as of March 25, 2011. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Manager.

Section 21. Wells Fargo Name. The Manager and the
Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Manager. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Manager or any corporate affiliate of the Manager may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Manager or one of its affiliates; and (iv) in the event that the Manager or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Manager, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Manager may request to effect the foregoing and to reconvey to the Manager any and all rights to such words.

Section 22. Risk Acknowledgement. The Manager does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Manager may use, or the success of the Manager's overall management of the Funds. The Trust understands that investment decisions made for the Funds by the Manager are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Manager will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Funds' account(s) and, in making investment decisions for the Funds, the Manager will not consider any other securities, cash or other investments owned by the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds
By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
By:
Paul Haast
Senior Vice President





SCHEDULE A
WELLS FARGO FUNDS MANAGEMENT
INVESTMENT MANAGEMENT AGREEMENT
WELLS FARGO FUNDS TRUST

                                                      FEE AS % OF AVG. DAILY
WELLS FARGO FUNDS TRUST                                  NET ASSET VALUE
----------------------------------------------   -------------------------------
Adjustable Rate Government Fund                  First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 3B                  0.29
                                                 Next 2B                 0.265
                                                 Over 10B                0.255
--------------------------------------------------------------------------------
Alternative Strategies Fund                      First 500M               1.75
                                                 Next 500M               1.725
                                                 Next 1B                  1.70
                                                 Next 2B                 1.675
                                                 Next 1B                  1.65
                                                 Next 5B                  1.64
                                                 Over 10B                 1.63
--------------------------------------------------------------------------------
Asia Pacific Fund                                First 500M               1.00
                                                 Next 500M                0.95
                                                 Next 1B                  0.90
                                                 Next 2B                 0.875
                                                 Next 1B                  0.85
                                                 Next 5B                  0.84
                                                 Over 10B                 0.83
--------------------------------------------------------------------------------
C&B Mid Cap Value Fund                           First 500M               0.75
                                                 Next 500M               0.725
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 5B                  0.64
                                                 Over 10B                 0.63
--------------------------------------------------------------------------------
C&B Large Cap Value Fund(+)                      First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
California Limited-Term Tax-Free Fund            First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
California Municipal Money Market Fund(1)        First 5B                 0.15
                                                 Next 5B                  0.14
                                                 Over 10B                 0.13
--------------------------------------------------------------------------------
California Tax-Free Fund                         First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Capital Growth Fund                              First 500M               0.70
                                                 Next 500M               0.675
                                                 Next 1B                  0.65
                                                 Next 2B                 0.625
                                                 Next 1B                  0.60
                                                 Next 3B                  0.59
                                                 Next 2B                 0.565
                                                 Next 2B                 0.555
						 Next 4B		  0.53
						 Over 16B		 0.505
--------------------------------------------------------------------------------
Cash Investment Money Market Fund                First 5B                 0.15
                                                 Next 5B                  0.14
                                                 Over 10B                 0.13
--------------------------------------------------------------------------------
Colorado Tax-Free Fund                           First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Common Stock Fund                                First 500M               0.80
                                                 Next 500M                0.75
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 5B                  0.64
                                                 Over 10B                 0.63
--------------------------------------------------------------------------------
Conservative Income Fund                         First 1B                 0.25
                                                 Next 4B                 0.225
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Core Bond Fund(+)                                First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
Core Plus Bond Fund 				 First 500M		  0.45
                                                 Next 500M		 0.425
                                                 Next 2B		  0.40
						 Next 2B		 0.375
						 Next 5B		  0.34
						 Over 10B		  0.33
--------------------------------------------------------------------------------
Disciplined U.S. Core Fund                       First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Discovery Fund                                   First 500M               0.80
                                                 Next 500M                0.75
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 5B                  0.64
                                                 Over 10B                 0.63
--------------------------------------------------------------------------------
Diversified Capital Builder Fund                 First 500M               0.65
                                                 Next 500M                0.60
                                                 Next 2B                  0.55
                                                 Next 2B                 0.525
                                                 Next 5B                  0.49
                                                 Over 10B                 0.48
--------------------------------------------------------------------------------
Diversified Equity Fund                          First 500M               0.30
                                                 Next 500M                0.28
                                                 Next 2B                  0.26
                                                 Next 2B                  0.24
                                                 Next 5B                  0.23
                                                 Over 10B                 0.22
--------------------------------------------------------------------------------
Diversified Income Builder Fund                  First 500M               0.55
                                                 Next 500M               0.525
                                                 Next 2B                  0.50
                                                 Next 2B                 0.475
                                                 Next 5B                  0.44
                                                 Over 10B                 0.43
--------------------------------------------------------------------------------
Diversified International Fund(2)                First 500M               0.90
                                                 Next 500M                0.85
                                                 Next 1B                  0.80
                                                 Next 2B                 0.775
                                                 Next 1B                  0.75
                                                 Next 5B                  0.74
                                                 Over 10B                 0.73
--------------------------------------------------------------------------------
Dow Jones Target Today Fund                      First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2010 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2015 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2020 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2025 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2030 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2035 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2040 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
------------------------------------------------------------------------------
Dow Jones Target 2045 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2050 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2055 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dow Jones Target 2060 Fund                       First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date Today Fund                   First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2015 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2020 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2025 Fund   	         First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2030 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2035 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2040 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2045 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2050 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2055 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Dynamic Target Date 2060 Fund                    First 5B                 0.20
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Emerging Growth Fund(+)                          First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
Emerging Markets Equity Fund(3)                  First 500M               1.15
                                                 Next 500M                1.10
                                                 Next 1B                  1.05
                                                 Next 2B                 1.025
                                                 Next 1B                  1.00
                                                 Next 3B                  0.99
                                                 Next 2B                 0.965
                                                 Over 10B                0.955
--------------------------------------------------------------------------------
Emerging Markets Equity Income Fund(4)           First 500M               1.15
                                                 Next 500M                1.10
                                                 Next 1B                  1.05
                                                 Next 2B                 1.025
                                                 Next 1B                  1.00
                                                 Next 3B                  0.99
                                                 Next 2B                 0.965
                                                 Over 10B                0.955
--------------------------------------------------------------------------------
Endeavor Select Fund                             First 500M               0.70
                                                 Next 500M               0.675
                                                 Next 1B                  0.65
                                                 Next 2B                 0.625
                                                 Next 1B                  0.60
                                                 Next 3B                  0.59
                                                 Next 2B                 0.565
                                                 Next 2B                 0.555
						 Next 4B		  0.53
						 Over 16B		 0.505
--------------------------------------------------------------------------------
Enterprise Fund                                  First 500M               0.75
                                                 Next 500M               0.725
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 5B                  0.64
                                                 Over 10B                 0.63
--------------------------------------------------------------------------------
Global Long/Short Fund                           First 500M               1.30
                                                 Next 500M                1.25
                                                 Next 1B                  1.20
                                                 Next 2B                 1.175
                                                 Next 1B                  1.15
                                                 Next 5B                  1.14
                                                 Over 10B                 1.13
--------------------------------------------------------------------------------
Global Opportunities Fund                        First 500M               0.95
                                                 Next 500M               0.925
                                                 Next 1B                  0.90
                                                 Next 2B                 0.875
                                                 Next 1B                  0.85
                                                 Next 5B                  0.84
                                                 Over 10B                 0.83
--------------------------------------------------------------------------------
Government Money Market Fund                     First 5B                 0.15
                                                 Next 5B                  0.14
                                                 Over 10B                 0.13
--------------------------------------------------------------------------------
Government Securities Fund                       First 500M               0.45
                                                 Next 500M               0.425
                                                 Next 2B                  0.40
                                                 Next 2B                 0.375
                                                 Next 5B                  0.34
                                                 Over 10B                 0.33
--------------------------------------------------------------------------------
Growth Balanced Fund                             First 500M               0.30
                                                 Next 500M                0.28
                                                 Next 2B                  0.26
                                                 Next 2B                  0.24
                                                 Next 5B                  0.23
                                                 Over 10B                 0.22
--------------------------------------------------------------------------------
Growth Fund                                      First 500M               0.80
                                                 Next 500M                0.75
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 3B                  0.64
                                                 Next 2B                 0.615
                                                 Next 2B                 0.605
						 Next 4B		  0.58
						 Over 16B		 0.555
--------------------------------------------------------------------------------
Heritage Money Market Fund                       First 5B                 0.15
                                                 Next 5B                  0.14
                                                 Over 10B                 0.13

--------------------------------------------------------------------------------
High Yield Bond Fund                             First 500M               0.55
                                                 Next 500M               0.525
                                                 Next 2B                  0.50
                                                 Next 2B                 0.475
                                                 Next 5B                  0.44
                                                 Over 10B                 0.43
--------------------------------------------------------------------------------
High Yield Municipal Bond Fund                   First 500M               0.50
                                                 Next 500M               0.475
                                                 Next 2B                  0.45
                                                 Next 2B                 0.425
                                                 Next 5B                  0.39
                                                 Over 10B                 0.38
--------------------------------------------------------------------------------
Index Asset Allocation Fund                      First 500M               0.65
                                                 Next 500M                0.60
                                                 Next 2B                  0.55
                                                 Next 2B                 0.525
                                                 Next 5B                  0.49
                                                 Over 10B                 0.48
--------------------------------------------------------------------------------
Index Fund(+)                                    First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
Intermediate Tax/AMT Free Fund                   First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
International Bond Fund                          First 500M               0.60
                                                 Next 500M               0.575
                                                 Next 2B                  0.55
                                                 Next 2B                 0.525
                                                 Next 5B                  0.49
                                                 Over 10B                 0.48
--------------------------------------------------------------------------------
International Equity Fund(5)                     First 500M               0.90
                                                 Next 500M                0.85
                                                 Next 1B                  0.80
                                                 Next 2B                 0.775
                                                 Next 1B                  0.75
                                                 Next 5B                  0.74
                                                 Over 10B                 0.73
--------------------------------------------------------------------------------
International Value Fund(+)                      First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
Intrinsic Small Cap Value Fund                   First 500M               0.85
                                                 Next 500M               0.825
                                                 Next 1B                  0.80
                                                 Next 1B                 0.775
                                                 Next 1B                  0.75
                                                 Next 1B                  0.73
                                                 Next 5B                  0.72
                                                 Over 10B                 0.71
--------------------------------------------------------------------------------
Intrinsic Value Fund                             First 500M               0.70
                                                 Next 500M               0.675
                                                 Next 1B                  0.65
                                                 Next 2B                 0.625
                                                 Next 1B                  0.60
                                                 Next 3B                  0.59
                                                 Next 2B                 0.565
                                                 Next 2B                 0.555
						 Next 4B		  0.53
						 Over 16B		 0.505
--------------------------------------------------------------------------------
Intrinsic World Equity Fund                      First 500M               0.85
                                                 Next 500M                0.80
                                                 Next 1B                  0.75
                                                 Next 2B                 0.725
                                                 Next 1B                  0.70
                                                 Next 5B                  0.69
                                                 Over 10B                 0.68
--------------------------------------------------------------------------------
Large Cap Core Fund                              First 500M               0.70
                                                 Next 500M               0.675
                                                 Next 1B                  0.65
                                                 Next 2B                 0.625
                                                 Next 1B                  0.60
                                                 Next 3B                  0.59
                                                 Next 2B                 0.565
                                                 Next 2B                 0.555
						 Next 4B		  0.53
						 Over 16B		 0.505
--------------------------------------------------------------------------------
Large Cap Growth Fund                            First 500M               0.70
                                                 Next 500M               0.675
                                                 Next 1B                  0.65
                                                 Next 2B                 0.625
                                                 Next 1B                  0.60
                                                 Next 3B                  0.59
                                                 Next 2B                 0.565
                                                 Next 2B                 0.555
						 Next 4B		  0.53
						 Over 16B		 0.505
--------------------------------------------------------------------------------
Large Company Value Fund                         First 500M               0.70
                                                 Next 500M               0.675
                                                 Next 1B                  0.65
                                                 Next 2B                 0.625
                                                 Next 1B                  0.60
                                                 Next 3B                  0.59
                                                 Next 2B                 0.565
                                                 Next 2B                 0.555
						 Next 4B		  0.53
						 Over 16B		 0.505
--------------------------------------------------------------------------------
Low Volatility U.S. Equity Fund (6)		 First $1B	       	0.40
						 Next $4B		0.375
						 Next $5B		0.34
						 Over $10B		0.33
--------------------------------------------------------------------------------
Managed Account CoreBuilder Shares Series M                   0.00
--------------------------------------------------------------------------------
Minnesota Tax-Free Fund                          First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Moderate Balanced Fund                           First 500M               0.30
                                                 Next 500M                0.28
                                                 Next 2B                  0.26
                                                 Next 2B                  0.24
                                                 Next 5B                  0.23
                                                 Over 10B                 0.22
--------------------------------------------------------------------------------
Money Market Fund                                First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 5B                  0.29
                                                 Next 5B                  0.28
                                                 Next 10B                0.255
                                                 Over 25B                 0.23
--------------------------------------------------------------------------------
Municipal Bond Fund                              First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Municipal Cash Management Money Market Fund      First 5B                 0.15
                                                 Next 5B                  0.14
                                                 Over 10B                 0.13
--------------------------------------------------------------------------------
Municipal Money Market Fund(7)                   First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 5B                  0.29
                                                 Next 5B                  0.28
                                                 Next 10B                0.255
                                                 Over 25B                 0.23
--------------------------------------------------------------------------------
National Tax-Free Money Market Fund              First 5B                 0.15
                                                 Next 5B                  0.14
                                                 Over 10B                 0.13
--------------------------------------------------------------------------------
North Carolina Tax-Free Fund                     First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Omega Growth Fund                                First 500M               0.80
                                                 Next 500M                0.75
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 3B                  0.64
                                                 Next 2B                 0.615
                                                 Next 2B                 0.605
						 Next 4B		  0.58
						 Over 16B		 0.555
--------------------------------------------------------------------------------
Opportunity Fund                                 First 500M               0.75
                                                 Next 500M               0.725
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 5B                  0.64
                                                 Over 10B                 0.63
--------------------------------------------------------------------------------
Pennsylvania Tax-Free Fund                       First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Precious Metals Fund                             First 500M               0.65
                                                 Next 500M                0.60
                                                 Next 1B                  0.55
                                                 Next 2B                 0.525
                                                 Next 1B                  0.50
                                                 Next 5B                  0.49
                                                 Over 10B                 0.48
--------------------------------------------------------------------------------
Premier Large Company Growth Fund                First 500M               0.70
                                                 Next 500M               0.675
                                                 Next 1B                  0.65
                                                 Next 2B                 0.625
                                                 Next 1B                  0.60
                                                 Next 3B                  0.59
                                                 Next 2B                 0.565
                                                 Next 2B                 0.555
						 Next 4B		  0.53
						 Over 16B		 0.505
--------------------------------------------------------------------------------
Real Return Fund(+)				 First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
Short Duration Government Bond Fund              First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 3B                  0.29
                                                 Next 2B                 0.265
                                                 Over 10B                0.255
--------------------------------------------------------------------------------
Short-Term Bond Fund                             First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 3B                  0.29
                                                 Next 2B                 0.265
                                                 Over 10B                0.255
--------------------------------------------------------------------------------
Short-Term High Yield Bond Fund                  First 500M               0.50
                                                 Next 500M               0.475
                                                 Next 2B                  0.45
                                                 Next 2B                 0.425
                                                 Next 5B                  0.39
                                                 Over 10B                 0.38
--------------------------------------------------------------------------------
Short-Term Municipal Bond Fund                   First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 3B                  0.29
                                                 Next 2B                 0.265
                                                 Over 10B                0.255
--------------------------------------------------------------------------------
Small Cap Opportunities Fund                     First 500M               0.85
                                                 Next 500M               0.825
                                                 Next 1B                  0.80
                                                 Next 1B                 0.775
                                                 Next 1B                  0.75
                                                 Next 1B                  0.73
                                                 Next 5B                  0.72
                                                 Over 10B                 0.71
--------------------------------------------------------------------------------
Small Cap Value Fund                             First 500M               0.85
                                                 Next 500M               0.825
                                                 Next 1B                  0.80
                                                 Next 1B                 0.775
                                                 Next 1B                  0.75
                                                 Next 1B                  0.73
                                                 Next 5B                  0.72
                                                 Over 10B                 0.71
--------------------------------------------------------------------------------
Small Company Growth Fund(+)                     First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
Small Company Value Fund(+)                      First 5B                 0.05
                                                 Next 5B                  0.04
                                                 Over 10B                 0.03
--------------------------------------------------------------------------------
Special Mid Cap Value Fund                       First 500M               0.75
                                                 Next 500M               0.725
                                                 Next 1B                  0.70
                                                 Next 2B                 0.675
                                                 Next 1B                  0.65
                                                 Next 5B                  0.64
                                                 Over 10B                 0.63
--------------------------------------------------------------------------------
Special Small Cap Value Fund                     First 500M               0.85
                                                 Next 500M               0.825
                                                 Next 1B                  0.80
                                                 Next 1B                 0.775
                                                 Next 1B                  0.75
                                                 Next 1B                  0.73
                                                 Next 5B                  0.72
                                                 Over 10B                 0.71
--------------------------------------------------------------------------------
Specialized Technology Fund                      First 500M               0.90
                                                 Next 500M               0.875
                                                 Next 1B                  0.85
                                                 Next 2B                 0.825
                                                 Next 1B                  0.80
                                                 Next 5B                  0.79
                                                 Over 10B                 0.78
--------------------------------------------------------------------------------
Strategic Income Fund                            First 500M              0.525
                                                 Next 500M                0.50
                                                 Next 2B                 0.475
                                                 Next 2B                  0.45
                                                 Next 5B                 0.415
                                                 Over 10B                0.405
--------------------------------------------------------------------------------
Strategic Municipal Bond Fund                    First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
Traditional Small Cap Growth Fund                First 500M               0.85
                                                 Next 500M               0.825
                                                 Next 1B                  0.80
                                                 Next 1B                 0.775
                                                 Next 1B                  0.75
                                                 Next 1B                  0.73
                                                 Next 5B                  0.72
                                                 Over 10B                 0.71
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund                  First 5B                 0.15
                                                 Next 5B                  0.14
                                                 Over 10B                 0.13
--------------------------------------------------------------------------------
Ultra Short-Term Income Fund                     First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 3B                  0.29
                                                 Next 2B                 0.265
                                                 Over 10B                0.255
--------------------------------------------------------------------------------
Ultra Short-Term Municipal Income Fund           First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 3B                  0.29
                                                 Next 2B                 0.265
                                                 Over 10B                0.255
--------------------------------------------------------------------------------
Utility & Telecommunications Fund                First 500M               0.65
                                                 Next 500M                0.60
                                                 Next 1B                  0.55
                                                 Next 2B                 0.525
                                                 Next 1B                  0.50
                                                 Next 5B                  0.49
                                                 Over 10B                 0.48
--------------------------------------------------------------------------------
WealthBuilder Conservative Allocation Portfolio(8) First 1B               0.25
                                                   Next 4B               0.225
                                                   Next 5B                0.19
                                                   Over 10B               0.18
--------------------------------------------------------------------------------
WealthBuilder Equity Portfolio(8)                First 1B                 0.25
                                                 Next 4B                 0.225
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
WealthBuilder Growth Allocation Portfolio(8)     First 1B                 0.25
                                                 Next 4B                 0.225
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio(8)       First 1B                 0.25
                                                 Next 4B                 0.225
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
WealthBuilder Moderate Balanced Portfolio(8)     First 1B                 0.25
                                                 Next 4B                 0.225
                                                 Next 5B                  0.19
                                                 Over 10B                 0.18
--------------------------------------------------------------------------------
Wisconsin Tax-Free Fund                          First 500M               0.40
                                                 Next 500M               0.375
                                                 Next 2B                  0.35
                                                 Next 2B                 0.325
                                                 Next 5B                  0.29
                                                 Over 10B                 0.28
--------------------------------------------------------------------------------
100% Treasury Money Market Fund                  First 1B                 0.35
                                                 Next 4B                 0.325
                                                 Next 5B                  0.29
                                                 Next 5B                  0.28
                                                 Next 10B                0.255
                                                 Over 25B                 0.23
--------------------------------------------------------------------------------



(1) On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the California Municipal Money Market Fund effective on or about September 1, 2016.

(2) On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved an amendment to the investment management fees for the Diversified International Fund. Effective March 1, 2017, the investment management fees will be as follows: First 500M 0.85%; Next 500M 0.80%; Next 1B 0.75%; Next 2B 0.725%; Next 1B 0.70%; Next 5B 0.69%; Over 10B 0.68%.

(3) On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved an amendment to the investment management fees for the Emerging Markets Equity Fund. Effective March 1, 2017, the investment management fees will be as follows: First 1B 1.05%; Next 1B 1.025%; Next 2B 1.00%; Next 1B 0.975%; Next 3B 0.965%; Next 2B 0.955%; Over 10B 0.945%.

(4) On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved an amendment to the investment management fees for the Emerging Markets Equity Income Fund. Effective March 1, 2017, the investment management fees will be as follows: First 1B 1.05%; Next 1B 1.025%; Next 2B 1.00%; Next 1B 0.975%; Next 3B 0.965%; Next 2B 0.955%; Over 10B 0.945%.

(5) On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved an amendment to the investment management fees for the International Equity Fund. Effective March 1, 2017, the investment management fees will be as follows: First 500M 0.85%; Next 500M 0.80%; Next 1B 0.75%; Next 2B 0.725%;
Next 1B 0.70%; Next 5B 0.69%; Over 10B 0.68%.

(6) On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Low Volatility U.S. Equity Fund. The Low Volatility U.S. Equity Fund is expected to commence operations in the fourth quarter of 2016.

(7) On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund. Pending shareholder approval, the fund merger is expected to occur in the first quarter of 2017.

(8) On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the name change of each WealthBuilder Portfolio as WealthBuilder Fund. The name change will become effective in the first quarter 2017.


Schedule A amended: August 10, 2016

(+) As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with
Section 12(d)(1)(E) under the 1940 Act, the Fund pays Funds Management an investment management fee for the Fund-level administrative services set forth in Section 2(b) of the Investment Management Agreement. At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment management fee for combined asset allocation services and fund-level administrative services at the rates shown in the table that follows.


     Dormant Investment Management Fee
     as % of Avg. Daily Net Asset Value
       First 5B      0.30
       Next 5B       0.29
       Over 10B      0.28


The foregoing fee schedule is agreed to as of August 10, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST
By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
By:
Paul Haast
Senior Vice President